Supplement dated January 19, 2009 to the
Pacific Life Funds Prospectus Dated July 1, 2008

This supplement revises the Pacific Life Funds Prospectus dated July 1, 2008, as supplemented (together, the “prospectus”) and must be preceded or accompanied by the prospectus. Remember to review the prospectus for other important information.

529 Plan – 2009 Investment changes

The IRS has issued a notice that allows two changes (rather than one change) in investments in a section 529 plan account in 2009. In accordance with the IRS notice, for the calendar year 2009 you may make two investment changes within your Pacific Life Funds 529 Plan account.

Form No. PLFSUP109